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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 1, 2007
                Date of Report (Date of Earliest Event Reported)

                                   ZiLOG, INC.
             (Exact name of Registrant as specified in its charter)

               Delaware                 001-13748           13-3092996
     (State or other Jurisdiction      (Commission         (IRS Employer
          of Incorporation)             File No.)       Identification No.)

                                 532 Race Street
                           San Jose, California 95126
          (Address of principal executive offices, including zip code)

                                 (408) 558-8500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 1, 2007, ZiLOG, Inc. (the "Registrant") issued the press release attached hereto as Exhibit 99.1 announcing its results of operations for the third quarter fiscal year 2007.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (d)  Exhibits.

           The following exhibit is furnished with this report on Form 8-K:

           99.1    ZiLOG, Inc. press release dated February 1, 2007

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ZiLOG, INC.

                                                     By: /s/ Perry Grace
                                                         -----------------------
                                                         Perry Grace
                                                         Chief Financial Officer

Date: February 1, 2007

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EXHIBIT NUMBER     DESCRIPTION
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99.1               Press release dated February 1, 2007.

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